Exhibit 10.1

EXECUTION COPY

SECOND AMENDMENT TO THE CREDIT AGREEMENT

SECOND AMENDMENT, dated as of April 5, 2006 (this “Second Amendment”), to the Credit Agreement, dated as of April 6, 2005 (as amended by that certain First Amendment, dated as of October 14, 2005 and as previously amended, supplemented or otherwise modified, the “Existing Credit Agreement”, and as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), by and among ARC Housing LLC (“Housing LLC”), ARC HousingTX LP (“HousingTX LP”, together with Housing LLC, collectively, the “Borrowers”, each, a “Borrower”) and Merrill Lynch Mortgage Capital Inc. (the “Lender”).

RECITALS

The Borrowers and the Lender are parties to the Existing Credit Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Credit Agreement.

The Borrowers and the Lender have agreed, subject to the terms and conditions of this Second Amendment, that the Existing Credit Agreement be amended pursuant to the terms hereof.

Accordingly, the Borrowers and the Lender hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Credit Agreement is hereby amended as follows:

SECTION 1.  Amendments.

1.1                                 Section 1.01 of the Existing Credit Agreement is hereby amended by deleting subsection (e) of the definition of “Accelerated Amortization Event” in its entirety and inserting in lieu thereof the following:

“(e)                            The amount received from the aggregate net proceeds of the disposition of ARC Communities shall be less than $85,000,000 during the period from the First Amendment Effective Date to the first anniversary of the First Amendment Effective Date (the “Compliance Date”); provided, that the Borrowers may extend the Compliance Date to December 31, 2006 by requesting an extension and paying the Lender an extension fee of $250,000, in each case, on or prior to the first anniversary of the First Amendment Effective Date;”

1.2                                 Section 1.01 of the Existing Credit Agreement is hereby amended by deleting subsection (a) of the definition of “Applicable Margin Increase Event” in its entirety and inserting in lieu thereof the following:

“(a)                            Reserved.”

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1.3                                 Section 1.01 of the Existing Credit Agreement is hereby amended by deleting subsection (d) of the definition of “Applicable Margin Increase Event” in its entirety and inserting in lieu thereof the following:

“(d)                           commencing as of the First Amendment Effective Date, the average age of all Units owned by ARC LP and its Affiliates, in the aggregate, as of the last day of each Fiscal Quarter, is less than or equal to 4.50 years.”

SECTION 2.  Conditions Precedent. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the following conditions precedent shall have been satisfied:

2.1                                 Delivered Documents. On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

(a)                                  Amendment. This Amendment, duly executed and delivered by a duly authorized officer of each Borrower and by the Lender; and

(b)                                 Other Documents. Such other documents as the Lender or counsel to the Lender may reasonably request.

2.2                                 No Material Adverse Change. There shall have been no material adverse change in the financial condition of Housing LLC or HousingTX LP prior to the Amendment Effective Date.

2.4                                 Expenses. The Borrowers shall pay to Lender on the Amendment Effective Date the fees and expenses of counsel and other professional advisors to the Lender.

2.5                                 No Default. On the Amendment Effective Date, (i) the Borrowers shall be in compliance with all the terms and provisions set forth in the Existing Credit Agreement on its part to be observed or performed and (ii) both before and after giving effect to the amendment, no Default shall have occurred and be continuing on such date.

2.6                                 Representations and Warranties. On the Amendment Effective Date, the representations and warranties in the Loan Documents shall be true and correct as of such date, unless such representations and warranties relate to an earlier date, both before and after giving effect to the Amendment.

SECTION 3.  Limited Effect. Except as expressly amended and modified by this Second Amendment, the Existing Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that reference therein and herein to the “Loan Documents” shall be deemed to include, in any event, this Second Amendment. Each reference to the Existing Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Existing Credit Agreement as amended hereby. The execution of this Second Amendment by the Lender or Custodian shall not operate as a waiver of any of their rights, powers or privileges under the Existing Credit Agreement or under any of the other Loan Documents except as expressly set forth herein.

SECTION 4.  Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Second Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of an executed original counterpart of this Second Amendment.

SECTION 5.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THIS AMENDMENT INCORPORATES BY REFERENCE, AND THE BORROWERS AND LENDER HEREBY AGREE TO BE SUBJECT TO, THE PROVISIONS SET FORTH IN SECTION 11.11 OF THE EXISTING CREDIT AGREEMENT.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the day and year first above written.

BORROWERS

ARC HOUSING LLC

By	/S/ Karen Kinslinger
Name: Karen Kinslinger
Title: Vice President & Treasurer

ARC HOUSINGTX LP

By	/S/Karen Kinslinger
Name: Karen Kinslinger
Title: Vice President & Treasurer

SECOND AMENDMENT

LENDER

MERRILL LYNCH MORTGAGE CAPITAL INC.

By	/s/ Joshua A. Green
Name: Joshua A. Green
Title: Vice President